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                                                                    EXHIBIT 24.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We have issued our report dated April 8, 1997, accompanying the consolidated financial statements included in the Annual Report of National Quality Care, Inc. on Form 10-KSB for the year ended December 31, 1996. We hereby consent to the incorporation by reference of said report in the Registration Statement of National Quality Care, Inc. on Form S-8.



SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
August 28, 1997